UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2024

NEXALIN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41507	27-5566468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 Yorktown, Suite 550

Houston, TX 77056

Registrant’s telephone number, including area code: (832) 260-0222

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NXL	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	NXLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2024, Nexalin Technology, Inc. (the “Company”) entered into a placement agency agreement dated as of June 27, 2024 (the “PAA”) with Maxim Group LLC (the “Placement Agent”) in connection with an offering of an aggregate of 3,000,000 shares (“Shares”) of the Company’s common stock (the “Common Stock”), par value $0.001 per share (the “Offering”). The public offering price was $1.75 per Share, before deducting placement agent fees and estimated offering expenses. The Offering is expected to close on July 1, 2024, subject to customary closing conditions.

Pursuant to the PAA, the Company agreed to pay the Placement Agent a cash placement fee equal to 8.0% of the gross proceeds of the Offering, plus the reimbursement of up to $110,000 of expenses.

The Shares were offered by the Company pursuant to a Registration Statement on Form S-1, as amended (File No. 333- 279684), initially filed on May 23, 2024, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and declared effective on June 27, 2024.

The PAA contains customary representations, warranties, and agreements by the Company, customary conditions to closing, and indemnification obligations of the Company and the Placement Agent. The representations, warranties and covenants contained in the PAA were made only for purposes of such agreement and as of a specific date, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

A copy of PAA is filed hereto as Exhibit 10.1. The foregoing descriptions of the terms of the PAA are qualified in their entirety by reference to such exhibit.

Item 8.01	Other Events.

On June 27, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the Offering and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those projected, including but not limited to the risks that the Offering does not occur when expected or at all because required conditions to closing are not satisfied on a timely basis or at all. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	Placement Agency Agreement
99.1	Press Release Dated June 27, 2024
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEXALIN TECHNOLOGY, INC.

By:	/s/Mark White
Mark White
Chief Executive Officer

Dated: June 28, 2024

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